Stone Toro Long Short Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 16, 2015 to the
Prospectus dated May 16, 2014, the Summary Prospectus dated February 24, 2015, and the
Statement of Additional Information dated May 16, 2014

Stone Toro Investment Advisers LP (the “Adviser”), the investment adviser to the Stone Toro Long Short Fund (the “Fund”), has informed the Board of Trustees of the Trust that the portfolio manager of the Fund resigned from the Adviser on July 15, 2015, and has recommended that the Fund be liquidated. Accordingly, the Board of Trustees of the Trust has approved a Plan of Liquidation for the Fund which authorizes the termination, liquidation and dissolution of the Fund. Jeffrey Russo, Founding Partner and Chief Investment Strategist of the Advisor, will serve as the portfolio manager and will manage the Fund’s liquidation. In order to effect such liquidation, the Fund is closed to all new investment. Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about August 19, 2015 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-855-478-8676 if you have any questions or need assistance.

Please file this Supplement with your records.